UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

Performance Food Group Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 484-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PFGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 8, 2024 (the “Closing Date”), Performance Food Group Company (the “Company”), completed the previously announced acquisition of Cheney Bros., Inc., a Florida corporation (“Cheney Brothers”), pursuant to the Stock Purchase Agreement, dated as of August 13, 2024 (the “Purchase Agreement”), by and among the Company, Performance Food Group, Inc., a Colorado corporation and wholly owned subsidiary of the Company (“Buyer”), Cheney Bros., Inc. Shares Trust, a Florida irrevocable trust (“Cheney Bros., Inc. Shares Trust”), Joseph N. Cheney Trust, a Florida irrevocable trust (“Joseph N. Cheney Trust”) (Cheney Bros., Inc. Shares Trust, prior to its termination, and Joseph N. Cheney Trust, at any point thereafter, “Seller 1”), June Claire Cheney Russell Trust, a Florida irrevocable trust (“Seller 2”), CD&R Chip Holdings, L.P., a Cayman Islands exempt limited partnership (“CD&R” and, together with Seller 1 and Seller 2, “Sellers”), Cheney Brothers and Michael Sullivan as Sellers’ Representative.

Pursuant to the terms of the Purchase Agreement, Buyer purchased all of the outstanding capital stock of Cheney Brothers from Sellers for $2.095 billion in cash, subject to customary adjustments for Cheney Brothers’ combined debt, cash, transaction expenses and net working capital (the “Cheney Brothers Acquisition”).

Additional information regarding the Cheney Brothers Acquisition was previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on August 14, 2024, which additional information is incorporated by reference in this Item 2.01. The foregoing description of the Cheney Brothers Acquisition is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference in this Item 2.01.

Item 7.01.	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Cheney Brothers Acquisition and updating the Company’s fiscal year 2025 outlook. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated as of August 13, 2024, by and among Performance Food Group, Inc., Performance Food Group Company, Cheney Bros., Inc. Shares Trust, Joseph N. Cheney Trust, June Claire Cheney Russell Trust, CD&R Chip Holdings, L.P., Cheney Bros., Inc. and Michael Sullivan (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 14, 2024).*

99.1	Press Release of Performance Food Group Company, dated October 8, 2024

104	Cover page Interactive Data File (embedded within Inline XBRL document)

*

Schedules (and similar attachments) to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, and integration of the Cheney Brothers Acquisition and other nonhistorical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2024 filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements:

•	economic factors, including inflation or other adverse changes such as a downturn in economic conditions or a public health crisis, negatively affecting consumer confidence and discretionary spending;

•	our reliance on third-party suppliers;

•	labor relations and cost risks and availability of qualified labor;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation and deflation, commodity volatility and other factors;

•	we do not have long-term contracts with certain customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions, including hurricane, earthquake and natural disaster damage;

•	volatility of fuel and other transportation costs;

•	our inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	our inability to increase our sales in the highest margin portion of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risk that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

•

environmental, health, and safety costs, including compliance with current and future environmental laws and regulations relating to carbon emissions and climate change and related legal or market measures;

•	our inability to comply with requirements imposed by applicable law or government regulations, including increased regulation of e-vapor products and other alternative nicotine products;

•	a portion of our sales volume is dependent upon the distribution of cigarettes and other tobacco products, sales of which are generally declining;

•	the potential impact of product recalls and product liability claims relating to the products we distribute and other litigation;

•	adverse judgments or settlements or unexpected outcomes in legal proceedings;

•	negative media exposure and other events that damage our reputation;

•	impact of uncollectibility of accounts receivable;

•	increase in excise taxes or reduction in credit terms by taxing jurisdictions;

•	the cost and adequacy of insurance coverage and increases in the number or severity of insurance and claims expenses;

•	risks relating to our outstanding indebtedness, including the impact of interest rate increases on our variable rate debt;

•	our ability to raise additional capital on commercially reasonable terms or at all; and

•	the following risks related to the Cheney Brothers Acquisition:

○	uncertainty as to the expected financial performance of the combined company following completion of the Cheney Brothers Acquisition;

○	the possibility that the expected synergies and value creation from the Cheney Brothers Acquisition will not be realized or will not be realized within the expected time period;

○

the exertion of our management’s time and our resources, and other expenses incurred and business changes required, in connection with complying with undertakings in connection with third party consents or approvals for the Cheney Brothers Acquisition;

○

the risk that unexpected costs will be incurred in connection with the integration of the Cheney Brothers Acquisition or that the integration of Cheney Brothers’ foodservice business will be more difficult or time consuming than expected;

○	a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness;

○	unexpected costs, charges or expenses resulting from the Cheney Brothers Acquisition;

○	the inability to retain key personnel;

○

disruption from the announcement and/or completion of the Cheney Brothers Acquisition, including potential adverse reactions or changes to business relationships with customers, employees, suppliers, other business partners or regulators, making it more difficult to maintain business and operational relationships; and

○	the risk that, following the Cheney Brothers Acquisition, the combined company may not be able to effectively manage its expanded operations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this release or our statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: October 8, 2024	By:	/s/ A. Brent King
A. Brent King
Executive Vice President, General Counsel and Secretary